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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                 March 11, 2003
                        ---------------------------------
                        (Date of earliest event reported)







                              IMMUCELL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                     0-15507
                            ------------------------
                            (Commission file number)



         DELAWARE                                               01-0382980
----------------------------                                 ----------------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)


                               56 Evergreen Drive
                               Portland, ME 04103
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (207) 878-2770
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              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 7, 2003, DMV International Nutritionals, an operating division of DMV USA LP of the Netherlands exercised its option to acquire the Registrant's 50% interest in the joint venture, AgriCell Company, LLC for $1,100,000. The joint venture was formed in 1996 with Agri-Mark Inc. of Methuen, MA to produce and sell lactoferrin, a nutritional protein purified from milk whey. DMV had paid the Registrant $100,000 in August 2001 for this option and had invested in the joint venture while evaluating its operations during the option period.

         This joint venture and the related technology had no corresponding book value. The $1,100,000 in proceeds from the sale is to be recorded as other income in the first quarter of 2003. The Registrant has no ongoing interest in or obligation to this operation.

         A summary of this transaction was provided in a press release dated March 11, 2003, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              2. Membership Interest Assignment and Assumption Agreement dated March 7, 2003.

              99.       Press release of the Registrant dated March 11, 2003.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMMUCELL CORPORATION


Date  March 19, 2003                      /s/ Michael F. Brigham
      --------------                      -------------------------------------
                                          Michael F. Brigham
                                          President and Chief Executive Officer
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                                  EXHIBIT INDEX





EXHIBIT                                                             SEQUENTIAL
NUMBER         DESCRIPTION                                         PAGE NUMBER
------         -----------                                         -----------

  2.           Membership Interest Assignment and Assumption
               Agreement dated March 7, 2003.                            4

  99.          Press release of the Registrant dated March 11, 2003.     7